Exhibit 10.11

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS, AND ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED UNDER RULE 144 PROMULGATED UNDER THE ACT. THESE SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, TRANSFERRED, DISTRIBUTED OR OTHERWISE DISPOSED OF IN ANY MANNER UNLESS THEY ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE SECURITIES LAWS, OR UNLESS THE REQUEST FOR TRANSFER IS ACCOMPANIED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH DISPOSITION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

THE REGISTERED HOLDER OF THIS WARRANT, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, TRANSFER OR ASSIGN THIS WARRANT, EXCEPT AS HEREIN PROVIDED.

VOID AFTER 5:00 P.M. EASTERN TIME, November 30, 2015

WARRANT

For the Purchase of

645,200 Shares of Common Stock

of

AVANTAIR, INC.

1. Warrant.

THIS CERTIFIES THAT, for good and valuable consideration, duly paid by or on behalf of Hugh Fuller (“Holder”), as registered owner of this Warrant, to Avantair, Inc. (“Company”), Holder is entitled, subject to the provisions of Section 2 hereof, at any time or from time to time at or before 5:00 p.m., Eastern Time on November 30, 2015 (“Expiration Date”), but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to 645,200 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”). If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Warrant may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. This Warrant is initially exercisable at $0.50 per share of Common Stock purchased; provided, however, that upon the occurrence of any of the events specified in Section 6 and Section 10 hereof, the rights granted by this Warrant, including the exercise price and the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. The term “Exercise Price” shall mean the initial exercise price or the adjusted exercise price, depending on the context, of a share of Common Stock.

The term “Securities” shall mean the shares of Common Stock issuable upon exercise of this Warrant. This Warrant is issued by the Company in connection with the entry into certain amendments between Holder and the Company related to aircraft lease agreements with N180HM and N157GA. The Warrant Shares issuable upon exercise of this Warrant are not subject to any obligation of the Company to be registered for resale under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement.

2. Exercise.

2.1 Exercise. In order to exercise this Warrant, the exercise form attached hereto as Exhibit “A” must be duly executed, completed and delivered to the Company with this Warrant to its principal office and payment of the Exercise Price for the Securities being purchased in cash by wire transfer as indicated by the Company. If the subscription rights represented hereby shall not be exercised at or before 5:00 p.m., Eastern time, on the Expiration Date, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire. Upon valid exercise of this Warrant (and delivery of any required payment in immediately available funds), the Company shall cause to be delivered to the Holder, as soon as practicable, certificates evidencing the shares of Common Stock issuable upon such exercise. In the event such exercise would result in a fractional share being delivered to the Holder, such fractional share shall be rounded up to a whole share.

2.2 [Reserved].

2.3 Issue Tax. The issuance of certificates for the shares of Common Stock underlying this warrant upon the exercise of this Warrant shall be made without charge to the Holder for any issue tax in respect thereof.

2.4 Legend. Each certificate for Securities purchased under this Warrant shall bear a legend as follows, unless such Securities have been registered under the Securities Act.

“THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

3. Transfer.

3.1 General Restrictions. The registered Holder of this Warrant, by his acceptance hereof, agrees that he will not sell, transfer or assign or hypothecate this Warrant to anyone other than an Affiliate of the Holder in compliance with, or pursuant to an exemption from, applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto as Exhibit “B” duly executed and completed, together with this Warrant and payment of all transfer taxes, if any, payable in connection therewith. The Company shall immediately transfer this Warrant on the books of the Company and shall execute and deliver a new Warrant or Warrants of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of shares of Common Stock purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

For purposes of this Section 3.1, an “Affiliate” of any Person means any other Person which, directly or indirectly, is in Control of, is Controlled by, or is under common Control with such Person. When used with respect to any Person, “Control” means the power, directly or indirectly, to direct the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the term “Controlled” has a meaning correlative to the foregoing. A “Person” is an individual or a corporation, association, partnership, limited liability company, joint venture, organization, firm, business, trust, or any other entity or unincorporated organization, domestic or foreign, including a municipality, county, state, body politic or other government (including any federal or foreign government), dependency or colony, or any subdivision or agency thereof. For purposes of this Section 3.1, an “Affiliate” shall also include (i), in the case of a trust, a trustor, settlor or beneficiary thereof, (ii), in the case of a partnership or limited liability company, a partner or member thereof, and (iii), in the case of an individual, a spouse or descendant thereof, a trust for the benefit of any such Persons, a partnership or limited liability company comprised of any such Persons, and an executor or administrator for any such Persons or their estates.

3.2 Restrictions Imposed by the Securities Act. This Warrant and the Securities underlying this Warrant shall not be transferred unless and until either (i) the Company has received the opinion of counsel for the Holder that such securities may be sold pursuant to an exemption from registration under the Securities Act and applicable state securities laws, the availability of which is established to the reasonable satisfaction of the Company, or (ii) a registration statement relating to such Securities has been filed by the Company and declared effective by the Securities and Exchange Commission.

4. New Warrants to be Issued.

4.1 Partial Exercise or Transfer. Subject to the restrictions in Section 3 hereof, this Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Warrant for cancellation, together with the duly executed exercise or assignment form and funds (or conversion equivalent) sufficient to pay any Exercise Price and/or transfer tax, the Company shall cause to be delivered to the Holder without charge a new Warrant of like tenor to this Warrant in the name of the Holder evidencing the right of the Holder to purchase the aggregate number of shares of Common Stock and Warrants purchasable hereunder as to which this Warrant has not been exercised or assigned.

4.2 Lost Certificate. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and of reasonably satisfactory indemnification, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

5. Redemption.

5.1 Redemption Rights. The Company may redeem the Warrant held by the holder at any time at the price of $0.01 per Warrant, upon notice referred to in Section 5.2, provided that the volume-weighted average price (“VWAP”) has been at least 300% of the then Exercise Price of a Warrant for any twenty (20) trading days during any consecutive thirty (30) trading day period ending on the third trading day preceding the date of the notice of redemption as referred to in Section 5.2 below. If the VWAP cannot be determined pursuant to the above, the VWAP shall be deemed to be such price as the Board of Directors of the Company shall determine in good faith with reference to available established market criteria.

5.2 Date Fixed for Redemption; Notice of Redemption. In the event the Company shall elect to redeem all of the Warrants, the Company must mail a notice of redemption by first class mail, postage prepaid, within three (3) Business Days from the date the conditions for redemption described in Section 5.1 have been satisfied, which notice shall provide the holder with not less than thirty (30) days’ prior notice of the date on which such redemption shall occur. The foregoing notice shall be sent to each of the Holders at their last address as they shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the registered Holder received such notice.

5.3 Exercise After Notice of Redemption. The Warrants may be exercised in accordance with Section 2 of this Agreement prior to the time and date fixed for redemption. On and after the redemption date, the Holders of the Warrants shall have no further rights except to receive, upon surrender of the Warrants, the redemption price.

6. Adjustments

6.1 Adjustments to Exercise Price and Number of Securities. The Exercise Price and the number of shares of Common Stock underlying this Warrant shall be subject to adjustment from time to time as hereinafter set forth:

6.1.1 Stock Dividends - Recapitalization, Reclassification, Split-Ups. If, after the date hereof, and subject to the provisions of Section 6.2 below, the number of outstanding shares of Common Stock is increased by a stock dividend on the Common Stock payable in shares of Common Stock or by a split-up, recapitalization or reclassification of shares of Common Stock or other similar event, then, at the close of business on the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares.

6.1.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 6.2, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, upon the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares.

6.1.3 Adjustments in Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section 6.1, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

6.1.4 Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding shares of Common Stock other than a change covered by Section 6.1.1 or 6.1.2 hereof or which solely affects the par value of such shares of Common Stock, or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Warrant shall have the right thereafter (until the expiration of the right of exercise of this Warrant) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or other transfer, by a Holder of the number of shares of Common Stock of the Company obtainable upon exercise of this Warrant immediately prior to such event; and if any reclassification also results in a change in shares of Common Stock covered by Sections 6.1.1 or 6.1.2, then such adjustment shall be made pursuant to Sections 6.1.1, 6.1.2, 6.1.3 and this Section 6.1.4. The provisions of this Section 6.1.4 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

6.1.5 Changes in Form of Warrant. This form of Warrant need not be changed because of any change pursuant to this Section, and Warrants issued after such change may state the same Exercise Price and the same number of shares of Common Stock and Warrants as are stated in the Warrants initially issued pursuant to this Agreement. The acceptance by any Holder of the issuance of new Warrants reflecting a required or permissive change shall not be deemed to waive any rights to a prior adjustment or the computation thereof.

6.2 Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

7. Reservation and Listing. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon exercise of this Warrant, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any shareholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon exercise of the Warrants to be listed (subject to official notice of issuance) or quoted on the OTC Bulletin Board or such other market on which the Common Stock is then listed and/or quoted.

8. Certain Notice Requirements.

8.1 Holder’s Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holder the right to vote or consent or as having any rights whatsoever as a shareholder of the Company.

8.2 Notice of Change in Exercise Price. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 6 or Section 10 hereof, send notice to the Holder of such event and change (“Price Notice”). The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Company’s President and Chief Financial Officer.

8.3 Transmittal of Notices. All notices, requests, consents and other communications under this Warrant shall be in writing and shall be deemed to have been duly made on the date of delivery if delivered personally or sent by overnight courier, with acknowledgment of receipt by the party to which notice is given, or on the fifth day after mailing if mailed to the party to whom notice is to be given, postage prepaid and properly addressed as follows: (i) if to the registered Holder of this Warrant, to the address of such Holder as shown on the books of the Company on the date of the communication, or (ii) if to the Company, to its principal executive office on the date of the communication.

9. Miscellaneous.

9.1 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Warrant.

9.2 Entire Agreement. This Warrant (together with the other agreements and documents being delivered pursuant to or in connection with this Warrant) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof, including the original Warrant dated October 19, 2009 issued by the Company to the Holder, which is hereby amended and restated as set forth herein.

9.3 Binding Effect. This Warrant shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Warrant or any provisions herein contained.

9.4 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined exclusively in accordance with the laws of the State of Florida, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include Clearwater, Florida, and the Holder hereby agrees and submits to the personal jurisdiction and venue thereof.

9.5 Waiver, Etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

10. Anti Dilution Rights.

(a) Adjustments to Exercise Price for Diluting Issues.

(i) Special Definitions. For purposes of this Section 10(a), the following definitions shall apply:

(A) “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

(B) “Convertible Securities” shall mean any evidences of indebtedness, shares, or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

(C) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Section 10(a)(ii), deemed to be issued) by the Company after the date hereof, other than the following (collectively, “Excluded Shares”):

(1) shares of Common Stock issued or issuable to officers, employees or directors of, or consultants to, the Company pursuant to a stock purchase or option plan or other compensatory stock arrangements approved by the Board of Directors of the Company;

(2) grants or issuances of Common Stock, Options or Convertible Securities to lenders, equipment lessors or other financing sources in connection with providing the Company with financing and the shares of Common Stock issued or issuable upon conversion of any such Convertible Securities or exercise of any Options;

(3) shares of Common Stock issued or issuable upon conversion of any Convertible Securities or exercise of any Options in each case outstanding on the date hereof, on the terms existing on the date hereof;

(4) shares of Common Stock issued solely in consideration for the acquisition (by merger or otherwise) of assets of, or equity interests in, another entity;

(5) any other shares of Common Stock, which shares are expressly determined to be Excluded Shares by the Holder;

(6) any shares of Common Stock and warrants issued pursuant to the Restricted Stock Agreement by and between the Company and affiliates of Lorne Weil dated as of September 28, 2012, as amended pursuant to Amendment No. 1 thereto, and any shares of Common Stock issuable upon exercise of such warrants;

(7) any shares of Common Stock issuable upon exercise warrants pursuant to the Amended and Restated Warrant by and between the Company and affiliates of Lorne Weil dated as of September 28, 2012, as amended pursuant to Amendment No. 1 thereto;

(8) grants or issuances of the New Notes and New Warrants, and any shares of Common Stock issuable upon conversion of the New Notes or upon exercise of the New Warrants;

(9) any convertible notes having a conversion price that is greater than or equal to the Conversion Price (as defined in the New Notes), the shares of Common Stock issuable upon conversion of such convertible notes, any warrants having an exercise price that is greater than or equal to the Exercise Price (as defined in the New Warrants), and the shares of Common Stock issuable upon exercise of such warrants;

(10) shares of Common Stock issued or issuable by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by Section 6; and

(11) grants or issuances of Common Stock, Options or Convertible Securities to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions approved by the Board of Directors of the Company.

(ii) Issue of Securities Deemed Issue of Additional Shares of Common Stock.

(A) Options and Convertible Securities. If the Company at any time or from time to time after the date hereof shall issue any Options or Convertible Securities (excluding any Options or Convertible Securities which are Excluded Shares) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issuance or, in case such a record date shall have been fixed, as of the close of business on such record date; provided, however, that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 10(a)(iv) hereof) of such Additional Shares of Common Stock would be less than 75% of the applicable Exercise Price in effect on the date of and immediately prior to such issuance (the “Anti-dilution Threshold”), or such record date, as the case may be; provided, further, that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(1) no further adjustment in the applicable Exercise Price shall be made upon the subsequent issuance of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof, the applicable Exercise Price computed upon the original issuance thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

(3) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the applicable Exercise Price computed upon the original issuance thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

(I) In the case of Convertible Securities convertible into or exchange for, or Options to purchase, Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issuance of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issuance of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange; and

(II) In the case of Options for Convertible Securities only the Convertible Securities, if any, actually issued upon the exercise thereof that were issued at the time of issuance of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Company for the issuance of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (determined pursuant to Section 10(a)(iv) upon the issuance of the Convertible Securities with respect to which such Options were actually exercised);

(4) no readjustment pursuant to clause (2) or (3) above shall have the effect of increasing the applicable Exercise Price to an amount which exceeds the lower of (I) the applicable Exercise Price on the original adjustment date or (II) the applicable Exercise Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

(5) in the case of any Options which expire by their terms not more than thirty (30) days after the date of issuance thereof, no adjustment of the applicable Exercise Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (3) above; and

(6) if such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the applicable Exercise Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the applicable Exercise Price shall be adjusted pursuant to this Section 10(a) as of the actual date of their issuance.

(iii) Adjustment of Exercise Price Upon Issuance of Additional Shares of Common Stock.

(A) If the Company shall issue Additional Shares of Common Stock (including, without limitation, Additional Shares of Common Stock deemed to be issued pursuant to Section 10(a)(ii) but excluding Additional Shares of Common Stock deemed to be issued pursuant to Section 10(a)(iii)(B)(I)), without consideration or for a consideration per share less than the applicable Anti-dilution Threshold in effect on the date of and immediately prior to such issuance, then and in such event, such applicable Exercise Price shall be reduced, concurrently with such issuance, to a price (calculated to the nearest cent) determined by multiplying such applicable Exercise Price by a fraction which is equal to (I) the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue plus (b) the number of shares of Common Stock which the aggregate consideration received or deemed to have been received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such applicable Anti-dilution Threshold divided by (II) the sum of (x) number of shares of Common Stock outstanding immediately prior to such issuance plus (y) the number of Additional Shares of Common Stock so issued or deemed to be issued.

(B) For the purposes of Section 10(a)(iii) hereof, (I) all shares of Common Stock issuable upon conversion of the Company’s preferred stock (“Convertible Preferred Stock”) and upon exercise of Options or conversion or exchange of Convertible Securities which are part of the Excluded Shares, outstanding immediately prior to any issuance of Additional Shares of Common Stock, or any event with respect to which Additional Shares of Common Stock shall be deemed to be issued, shall be deemed to be outstanding; and (II) immediately after any Additional Shares of Common Stock are deemed issued pursuant to Section 10(a)(ii), such Additional Shares of Common Stock shall be deemed to be outstanding.

(C) Notwithstanding anything to the contrary contained herein, the applicable Exercise Price in effect at the time Additional Shares of Common Stock are issued or deemed to be issued shall not be reduced pursuant to Section 10(a)(iii) hereof at such time if the amount of such reduction would be an amount less than $0.01, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or more.

(iv) Determination of Consideration. For purposes of this Section 10(a), the consideration received by the Company for the issuance of any Additional Shares of Common Stock shall be computed as follows:

(A) Cash and Property. Such consideration shall:

(1) insofar as it consists of cash, be computed at the aggregate amounts of cash received by the Company excluding amounts paid or payable for accrued interest or accrued dividends;

(2) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

(3) if Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board of Directors.

(B) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 10(a)(ii), relating to Options and Convertible Securities, shall be determined by dividing (1) the total amount, if any, received or receivable by the Company as consideration for the issuance of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by (2) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(v) No Adjustment of Exercise Price. No adjustment shall be made to the applicable Exercise Price pursuant to this Section 10 if prior to such issuance, the Company receives written notice from the Holder agreeing that no such adjustment shall be made as the result of the issuance of such Additional Shares of Common Stock.

(vi) Changes to Exercise Price. Upon any adjustment to the Exercise Price pursuant to Section 3(a) hereof, any previous anti-dilution adjustments made pursuant to this Section 10 shall be reflected in the new Exercise Price in the manner set forth in Section 6.1.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the 30th day of November, 2012.

AVANTAIR INC.

By:	/s/ Stephen Wagman
Name:	Stephen Wagman
Title:	President

NOTICE OF EXERCISE

TO:

(1) The undersigned hereby elects to purchase              Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of lawful money of the United States.

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute

this form and supply required information.

Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [        ] all of or [            ] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is

.

Dated:             ,

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.